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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        October 20, 1998
                                                 -----------------------------


                            TRANSMEDIA NETWORK INC.
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              (Exact Name of Registrant as Specified in Charter)

          Delaware                  001-13806             84-6028875
------------------------------    --------------    -----------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)       Identification No.)



 11900 Biscayne Boulevard, Suite 460, Miami, Florida                      33181
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        (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:       (305) 892-3300
                                                   ----------------------------



                           Total Number of Pages: 3


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ITEM 5.  Other Events

     On October 20, 1998, the Board of Directors of Transmedia Network Inc. announced the appointment of Gene M. Henderson, 51, as President and Chief Executive Officer. Mr. Henderson was also elected to the Board of Directors. Mr. Henderson was most recently President and Chief Executive Officer of DIMAC Marketing, a full service direct marketing company based in St. Louis. Prior to joining DIMAC Marketing, Mr. Henderson was employed in various capacities by Epsilon Data Management, a database marketing firm based in Burlington, Massachusetts. Among his positions at Epsilon Data Management, Mr. Henderson served as Chief Operating Officer and prior to that as President of a division of Epsilon. James Callaghan, who had been serving as interim President, resumed his duties as President of Transmedia Restaurant Company.




                              (Page 2 of 3 Pages)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSMEDIA NETWORK INC.


Date:  November 2, 1998            By:    /s/ Stephen E. Lerch
                                       -------------------------------
                                                Stephen E. Lerch
                                                Executive Vice President and
                                                Chief Financial Officer






                              (Page 3 of 3 Pages)